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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 24, 2002
                         -------------------------------

                AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
                           OF RWD TECHNOLOGIES, INC.
  (formerly known as RWD TECHNOLOGIES, INC. 1997 EMPLOYEE STOCK PURCHASE PLAN )
  -----------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Maryland                   333-50199                 52-1552720
     ----------------        ------------------------      ---------------------
(State of Incorporation)     (Commission File Number)        (IRS Employer
                                                            Identification No.)




       10480 Little Patuxent Parkway, Suite 1200, Columbia, Maryland 21044
       -------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (410) 730-4377
                            -------------------------
                         (Registrant's telephone number)

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Item 5.   Other Matters

As the Administrators of the RWD Technologies, Inc. ("Company") Amended and Restated Employee Stock Purchase Plan (the "Plan"), the Compensation Committee of the Company's Board of Directors decided to dismiss its independent auditors, Arthur Andersen LLP ("Andersen"), and to engage the services of Reznick Fedder & Silverman as the new independent auditors effective January 24, 2002. Andersen was notified of the dismissal on February 20, 2002. The change in auditors will be effective for the Plan year ended April 30, 2002.

Andersen's reports on the Plan's financial statements for the years ended April 30, 2001 and 2000, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Plan's two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter thereof in connection with its reports on the Plan's financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Plan provided Andersen with a copy of the foregoing disclosures. Attached as
Exhibit 16.1 is a copy of Andersen's letter, to the Securities and Exchange Commission dated May 15, 2002, stating its agreement with such statements.

During the Plan's two most recent fiscal years and through the date of this Form 8-K, the Administrators of the Plan did not consult Reznick Fedder & Silverman with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements, or any other matters or reportable events listed in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

   (c)   Exhibits.  The following exhibits are filed with this document.

         Exhibit
         Number   Description
         -------  -----------
         16.1     Letter from Arthur Andersen LLP to the Securities and Exchange
                  Commission dated May 15, 2002


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Compensation Committee of the Board of Directors of RWD Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RWD TECHNOLOGIES, INC.
                                    AMENDED AND RESTATED
                                    EMPLOYEE STOCK PURCHASE PLAN

Date:  May 15, 2002                 By:  /s/ Laurens MacLure, Jr.
                                       ----------------------------------------
                                       Laurens MacLure, Jr., Vice President,
                                       General Counsel and Secretary


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                                  Exhibit Index

         Exhibit
         Number       Description
         -------      -----------
         16.1         Letter from Arthur Andersen LLP to the Securities and
                      Exchange Commission dated May 15, 2002




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